UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported): June 28, 2000


                              Computone Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                 0-16172                             23-2472952
----------------           ------------                     -------------------
(State or other            (Commission                       (I.R.S. Employer
jurisdiction of            File Number)                     Identification No.)
incorporation)



1060 Windward Ridge Parkway, Suite 100, Alpharetta, Georgia             30005
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (770) 625-0000
                                                    --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
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     On June 28, 2000, Computone Corporation (the "Registrant") acquired
Multi-User Solutions, Ltd. ("Multi-User") from its shareholders, Darrin S. Sherrill and John H. Gardner, Jr. (the "Shareholders"). The acquisition was effected by the merger (the "Merger") of New Computone Corporation ("Newco"), a wholly owned subsidiary of the Registrant with Multi-User, a Georgia corporation, with Newco as the surviving corporation in the Merger. Multi-User thereupon became a wholly owned subsidiary of the Registrant. The Merger was effected pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of April 12, 2000 among the Registrant, Newco, Multi-User and the Shareholders, a copy of which Merger Agreement is filed as Exhibit 2.1 to this Form 8-K Report, and an amendment (the "Amendment") to the Merger Agreement dated as of May 19, 2000, a copy of which Amendment is filed as Exhibit 2.2 to this Form 8-K Report.

     Upon the Merger, each of the 1,000 outstanding shares of common stock of Multi-User were cancelled and extinguished and converted into the right to receive $4,000 in cash, an aggregate of $4,000,000, and 800 shares of the Registrant's common stock, an aggregate of 800,000 shares (collectively, the "Merger Consideration"). The Merger Consideration is subject to an increase by up to $750,000 in cash and by the issuance of 150,000 shares of the Registrant's common stock, depending upon the satisfaction of specified performance objectives. The Merger Consideration was determined by arms' length negotiations between the Registrant and Multi-User and took into account the following principal factors regarding Multi-User: the assets and liabilities of Multi-User, the results of operations of Multi-User over the last several years and the management of Multi-User. The source of the cash portion of the Merger Consideration was a portion of the net proceeds of a private placement effected by the Registrant on June 28, 2000. Reference is made to Item 5 hereof for additional information regarding the private placement.

     No material relationship exists between the Registrant or any of its affiliates or any director or officer of the Registrant or any associate of such directors or officers and Multi-User or any of its affiliates or any director or officer of Multi-User or any associate of such directors or officers.

     Upon the Merger, the Registrant entered into a Registration Rights Agreement (the "Registration Agreement") with each of the Shareholders, an Employment Agreement (the "Employment Agreements") with each of the Shareholders, an Escrow and Indemnification Agreement (the "Escrow Agreement") with each of the Shareholders and the Escrow Agent named therein and an Investment Representation Agreement (the "Investment Agreements") with each of the Shareholders.

     The following brief summary of the Registration Agreement, the Employment Agreements, the Escrow Agreement and the Investment Agreements is qualified by reference to the full text of such agreements, a copy of each of which is included as an appendix to Exhibit 2.1 to this Form 8-K Report.

     The Registration Agreement

     Pursuant to the Registration Agreement, the Registrant granted the Shareholders the right, exercisable once under certain conditions, to demand that the Registrant effect the registration of the Registrant's common stock issued to the Shareholders under the Merger Agreement. Such right may not be exercised until after December 31, 2000. In the Registration Agreement, the Registrant has also granted the Shareholders unlimited "piggyback" registration rights.

     The Escrow Agreement

     Pursuant to the Escrow Agreement, the Shareholders deposited $200,000 in cash (the "Cash Escrow") and 100,000 shares of the Registrant's common stock (the "Stock Escrow") delivered as part of the Merger Consideration to an independent escrow agent to be held in escrow to secure the indemnification obligation of the Shareholders under the Merger Agreement. Subject to the conditions of the Escrow Agreement, including the absence of any pending claims by the Registrant, the Cash Escrow will be released to the Shareholders on or after July 31, 2001 and the Stock Escrow will be released to the Shareholders on or after July 31, 2002.

     The Employment Agreements

     Under the Employment Agreements, each of the Shareholders agreed to be employed by the Registrant in a specified capacity for a period of three years following the closing of the Merger on June 28, 2000. The Employment Agreements also provide for the compensation of the Shareholders, for Mr. Sherrill to serve as an employee and an officer of the Registrant and of Multi-User and for Mr. Gardner to serve as an employee and an officer of Multi-User, and for specified employee benefits as well as certain incentive compensation if specified performance objectives are met. Upon the expiration of the terms of the Employment Agreements, the Shareholders will not be subject to any competitive restrictions, except that they may not make use of confidential information of the Registrant or solicit employees or customers of the Registrant for a specified period of time following expiration of the Employment Agreements.

     The Investment Agreements

     Under the Investment Agreements, each of the Shareholders agreed to hold the Registrant's common stock received in the Merger for investment and to make no public distribution of such common stock except as permitted by the Registration Agreement.

Item 5.  Other Events.
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     On June 28, 2000, the Registrant completed a private placement to a group of accredited investors and realized gross proceeds from the sale of 1,249,674 shares of the Registrant's common stock, par value $.01 per share, at a price of $3.25 per share and (ii) the Registrant's issuance of an 11% promissory note in the principal amount of $2,500,000 due December 28, 2001 (the "Promissory Note") together with a warrant to purchase 392,577 shares of the Registrant's common stock, $.01 par value, exercisable until June 28, 2003 at $3.25 per share (the "Warrant"). On June 28, 2000, the Registrant entered into a Purchase Agreement with LC Capital Partners, LP relating to the Promissory Note and the Warrant. A copy of the Promissory Note, the Warrant and the Purchase Agreement are filed as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K Report, respectively. Reference is made to the text of such documents for further information as to the terms and conditions thereof.

     On June 30, 2000, the Registrant issued a press release reporting the consummation of the Merger Agreement and of the private placement. A copy of the press release is included as Exhibit 99.4 to this Form 8-K Report.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

     (a) Financial statements of business acquired:

          Pursuant to Item 7(a)(4) of Form 8-K, the historical financial statements of Multi-User Solutions, Ltd. Required by Rule 3-05 of Regulation S-X will be filed not later than September 11, 2000 under cover of Form 8-KA.

     (b) Pro forma financial information:

          Pursuant to Item 7(b)(2) of Form 8-K, the pro forma financial information required by Article 11 of Regulation S-X with respect to the acquisition of Multi-User Solutions, Ltd. will be filed not later than September 11, 2000 under cover of Form 8-KA.

     (c) Exhibits:

          *2.1 Agreement and Plan of Merger among Computone Corporation, New
               Computone Corporation, Multi-User Solutions, Ltd., Darrin S. Sherrill and John H. Gardner, Jr., with Appendices A through D, dated as of April 12, 2000.

          2.2 Amendment to Agreement and Plan of Merger dated as of May 19, 2000 to Agreement and Plan of Merger dated as of April 12, 2000 among Computone Corporation, New Computone Corporation, Multi-User Solutions, Ltd., Darrin S. Sherrill and John H. Gardner, Jr.

          99.1 Promissory Note issued by Computone Corporation to LC Capital Partners, LP dated as of June 28, 2000.

          99.2 Warrant issued by Computone Corporation to LC Capital Partners, LP for the purchase of 392,577 shares of common stock, $.01 par value, of Computone Corporation dated as of June 28, 2000.

          99.3 Purchase Agreement dated as of June 28, 2000 between Computone Corporation and LC Capital Partners, LP.

          99.4 News Release of Computone Corporation dated June 30, 2000.


* Schedules omitted. Registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COMPUTONE CORPORATION


                                By: /s/ Perry J. Pickerign
                                    ----------------------
                                        Perry J. Pickerign,
                                        President and Chief Executive Officer

Date: July 13, 2000

                                  EXHIBIT INDEX


Exhibit No.                      Description of Exhibit
-----------    ---------------------------------------------------------------

    *2.1 Agreement and Plan of Merger among Computone Corporation, New Computone Corporation, Multi-User Solutions, Ltd., Darrin S. Sherrill and John H. Gardner, Jr., with Appendices A through D, dated as of April 12, 2000.

     2.2 Amendment to Agreement and Plan of Merger dated as of May 19, 2000 to Agreement and Plan of Merger dated as of April 12, 2000 among Computone Corporation, New Computone Corporation, Multi-User Solutions, Ltd., Darrin S. Sherrill and John H. Gardner, Jr.

     99.1 Promissory Note issued by Computone Corporation to LC Capital Partners, LP dated as of June 28,
               2000.

     99.2 Warrant issued by Computone Corporation to LC Capital Partners, LP for the purchase of 392,577 shares of common stock, $.01 par value, of Computone Corporation dated as of June 28, 2000.

     99.3 Purchase Agreement dated as of June 28, 2000 between Computone Corporation and LC Capital
               Partners, LP.

     99.4      News Release of Computone  Corporation dated June 30, 2000.

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*   Schedules omitted. Registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.



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